                                                                    Exhibit 99.3

The information contained herein has been prepared solely for the use of Wachovia Securities and has not been independently verified by Wachovia Securities. Accordingly, Wachovia Securities makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Wachovia Securities assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Effective Subordinate Available Funds Cap Rate(1)(2)

To 10% Optional Termination at the Pricing Assumptions

           Effective             Effective             Effective
 Period    AFC Rate    Period    AFC Rate    Period    AFC Rate
 ------    --------    ------    --------    ------    --------
    1       16.92%       34       14.23%       67        8.96%
    2       18.34%       35        7.65%       68        9.24%
    3       13.61%       36        8.07%       69        8.93%
    4       15.18%       37        8.33%       70        9.22%
    5       15.37%       38        8.05%       71        8.91%
    6       15.93%       39        8.31%       72        8.89%
    7       15.79%       40        8.20%       73        9.18%
    8       16.18%       41        8.20%       74        8.87%
    9       16.25%       42        9.47%       75        9.15%
   10       16.67%       43        8.55%       76        8.84%
   11       16.76%       44        8.82%       77        8.83%
   12       17.03%       45        8.52%       78        9.76%
   13       17.48%       46        8.95%       79        8.80%
   14       17.60%       47        8.65%       80        9.08%
   15       18.06%       48        9.00%       81        8.78%
   16       18.20%       49        9.28%       82        9.05%
   17       18.51%       50        8.97%       83        8.75%
   18       19.36%       51        9.26%       84        8.74%
   19       19.15%       52        9.09%       85        9.01%
   20       19.65%       53        9.08%       86        8.71%
   21       19.83%       54        9.71%       87        8.99%
   22       17.38%       55        9.07%       88        8.68%
   23       12.52%       56        9.36%       89        8.67%
   24       13.78%       57        9.05%       90        9.59%
   25       14.16%       58        9.35%       91        8.65%
   26       14.12%       59        9.03%       92        8.92%
   27       14.51%       60        9.04%       93        8.62%
   28       14.91%       61        9.33%       94        8.90%
   29       15.10%       62        9.02%       95        8.60%
   30       16.40%       63        9.30%       96        8.58%
   31       15.83%       64        9.00%       97        8.86%
   32       16.27%       65        8.99%       98        8.56%
   33       16.23%       66        9.93%

(1) Derived assuming indices constant at 20.00% for 1-Month LIBOR and 6-Month LIBOR, using 100% PPC.
(2) Includes swap payments and cap payments received by the trust from the Swap Provider and Cap Provider, respectively.

     NovaStar

       2003-3

Excess Spread

 Assumes 1 ML = 1.11% and 6 ML = 1.19%

Period   Date           Excess     Period        Date           Excess
Total                   Spread     Total                        Spread

 0    16-Sep-03
 1    25-Oct-03         2.322%       50       25-Nov-07         4.269%
 2    25-Nov-03         2.728%       51       25-Dec-07         4.328%
 3    25-Dec-03         2.758%       52       25-Jan-08         4.270%
 4    25-Jan-04         4.353%       53       25-Feb-08         4.270%
 5    25-Feb-04         4.351%       54       25-Mar-08         4.387%
 6    25-Mar-04         4.458%       55       25-Apr-08         4.271%
 7    25-Apr-04         4.347%       56       25-May-08         4.330%
 8    25-May-04         4.399%       57       25-Jun-08         4.272%
 9    25-Jun-04         4.341%       58       25-Jul-08         4.330%
10    25-Jul-04         4.393%       59       25-Aug-08         4.273%
11    25-Aug-04         4.335%       60       25-Sep-08         4.273%
12    25-Sep-04         4.331%       61       25-Oct-08         4.331%
13    25-Oct-04         4.382%       62       25-Nov-08         4.274%
14    25-Nov-04         4.324%       63       25-Dec-08         4.332%
15    25-Dec-04         4.375%       64       25-Jan-09         4.274%
16    25-Jan-05         4.315%       65       25-Feb-09         4.275%
17    25-Feb-05         4.311%       66       25-Mar-09         4.450%
18    25-Mar-05         4.474%       67       25-Apr-09         4.275%
19    25-Apr-05         4.302%       68       25-May-09         4.334%
20    25-May-05         4.353%       69       25-Jun-09         4.276%
21    25-Jun-05         4.293%       70       25-Jul-09         4.335%
22    25-Jul-05         4.344%       71       25-Aug-09         4.277%
23    25-Aug-05         4.284%       72       25-Sep-09         4.277%
24    25-Sep-05         4.297%       73       25-Oct-09         4.336%
25    25-Oct-05         4.349%       74       25-Nov-09         4.278%
26    25-Nov-05         4.287%       75       25-Dec-09         4.336%
27    25-Dec-05         4.338%       76       25-Jan-10         4.279%
28    25-Jan-06         4.283%       77       25-Feb-10         4.280%
29    25-Feb-06         4.277%       78       25-Mar-10         4.458%
30    25-Mar-06         4.444%       79       25-Apr-10         4.289%
31    25-Apr-06         4.264%       80       25-May-10         4.351%
32    25-May-06         4.316%       81       25-Jun-10         4.298%
33    25-Jun-06         4.251%       82       25-Jul-10         4.360%
34    25-Jul-06         4.304%       83       25-Aug-10         4.308%
35    25-Aug-06         4.238%       84       25-Sep-10         4.313%
36    25-Sep-06         4.231%       85       25-Oct-10         4.375%
37    25-Oct-06         4.283%       86       25-Nov-10         4.323%
38    25-Nov-06         4.251%       87       25-Dec-10         4.385%
39    25-Dec-06         4.322%       88       25-Jan-11         4.334%
40    25-Jan-07         4.266%       89       25-Feb-11         4.339%
41    25-Feb-07         4.266%       90       25-Mar-11         4.514%
42    25-Mar-07         4.441%       91       25-Apr-11         4.351%
43    25-Apr-07         4.267%       92       25-May-11         4.413%
44    25-May-07         4.325%       93       25-Jun-11         4.363%
45    25-Jun-07         4.268%       94       25-Jul-11         4.425%
46    25-Jul-07         4.326%       95       25-Aug-11         4.376%
47    25-Aug-07         4.268%       96       25-Sep-11         4.382%
48    25-Sep-07         4.269%       97       25-Oct-11         4.444%
49    25-Oct-07         4.327%       98       25-Nov-11         4.396%

Wachovia Securities is the trade name for the corporate and investment banking services of Wachovia Corporation and its subsidiaries, including Wachovia Capital Markets, LLC ("WCM"), member NYSE, NASD, SIPC. This report(s) is for your information only and is not an offer to sell, or a solicitation of an offer to buy, the securities or instruments named or described in the report. Interested parties are advised to contact the entity with which they deal, or the entity that provided this report to them, if they desire further information. The information in this report has been obtained or derived from sources believed by (Wachovia Capital Markets, LLC or WCM) to be reliable, but WCM does not represent that this information is accurate or complete. Any opinions or estimates contained in this report represent the judgment of WCM at this time, and are subject to change without notice. WCM or its affiliates may from time to time provide advice with respect to, acquire, hold, or sell a position on the securities mentioned herein.

NovaStar 2003-3
Excess Spread

Assumes 1 ML = 1.11% and 6 ML = 1.19%

Period   Date           Excess      Period        Date           Excess
Total                   Spread      Total                        Spread

 0    16-Sep-03
 1    25-Oct-03         2.322%        50       25-Nov-07         4.269%
 2    25-Nov-03         2.728%        51       25-Dec-07         4.328%
 3    25-Dec-03         2.758%        52       25-Jan-08         4.270%
 4    25-Jan-04         4.353%        53       25-Feb-08         4.270%
 5    25-Feb-04         4.351%        54       25-Mar-08         4.387%
 6    25-Mar-04         4.458%        55       25-Apr-08         4.271%
 7    25-Apr-04         4.347%        56       25-May-08         4.330%
 8    25-May-04         4.399%        57       25-Jun-08         4.272%
 9    25-Jun-04         4.341%        58       25-Jul-08         4.330%
10    25-Jul-04         4.393%        59       25-Aug-08         4.273%
11    25-Aug-04         4.335%        60       25-Sep-08         4.273%
12    25-Sep-04         4.331%        61       25-Oct-08         4.331%
13    25-Oct-04         4.382%        62       25-Nov-08         4.274%
14    25-Nov-04         4.324%        63       25-Dec-08         4.332%
15    25-Dec-04         4.375%        64       25-Jan-09         4.274%
16    25-Jan-05         4.315%        65       25-Feb-09         4.275%
17    25-Feb-05         4.311%        66       25-Mar-09         4.450%
18    25-Mar-05         4.474%        67       25-Apr-09         4.275%
19    25-Apr-05         4.302%        68       25-May-09         4.334%
20    25-May-05         4.353%        69       25-Jun-09         4.276%
21    25-Jun-05         4.293%        70       25-Jul-09         4.335%
22    25-Jul-05         4.344%        71       25-Aug-09         4.277%
23    25-Aug-05         4.284%        72       25-Sep-09         4.277%
24    25-Sep-05         4.297%        73       25-Oct-09         4.336%
25    25-Oct-05         4.349%        74       25-Nov-09         4.278%
26    25-Nov-05         4.287%        75       25-Dec-09         4.336%
27    25-Dec-05         4.338%        76       25-Jan-10         4.279%
28    25-Jan-06         4.283%        77       25-Feb-10         4.280%
29    25-Feb-06         4.277%        78       25-Mar-10         4.458%
30    25-Mar-06         4.444%        79       25-Apr-10         4.289%
31    25-Apr-06         4.264%        80       25-May-10         4.351%
32    25-May-06         4.316%        81       25-Jun-10         4.298%
33    25-Jun-06         4.251%        82       25-Jul-10         4.360%
34    25-Jul-06         4.304%        83       25-Aug-10         4.308%
35    25-Aug-06         4.238%        84       25-Sep-10         4.313%
36    25-Sep-06         4.231%        85       25-Oct-10         4.375%
37    25-Oct-06         4.283%        86       25-Nov-10         4.323%
38    25-Nov-06         4.251%        87       25-Dec-10         4.385%
39    25-Dec-06         4.322%        88       25-Jan-11         4.334%
40    25-Jan-07         4.266%        89       25-Feb-11         4.339%
41    25-Feb-07         4.266%        90       25-Mar-11         4.514%
42    25-Mar-07         4.441%        91       25-Apr-11         4.351%
43    25-Apr-07         4.267%        92       25-May-11         4.413%
44    25-May-07         4.325%        93       25-Jun-11         4.363%
45    25-Jun-07         4.268%        94       25-Jul-11         4.425%
46    25-Jul-07         4.326%        95       25-Aug-11         4.376%
47    25-Aug-07         4.268%        96       25-Sep-11         4.382%
48    25-Sep-07         4.269%        97       25-Oct-11         4.444%
49    25-Oct-07         4.327%        98       25-Nov-11         4.396%

Wachovia Securities is the trade name for the corporate and investment banking services of Wachovia Corporation and its subsidiaries, including Wachovia Capital Markets, LLC ("WCM"), member NYSE, NASD, SIPC. This report(s) is for your information only and is not an offer to sell, or a solicitation of an offer to buy, the securities or instruments named or described in the report. Interested parties are advised to contact the entity with which they deal, or the entity that provided this report to them, if they desire further information. The information in this report has been obtained or derived from sources believed by (Wachovia Capital Markets, LLC or WCM) to be reliable, but WCM does not represent that this information is accurate or complete. Any opinions or estimates contained in this report represent the judgment of WCM at this time, and are subject to change without notice. WCM or its affiliates may from time to time provide advice with respect to, acquire, hold, or sell a position on the securities mentioned herein.

NovaStar 2003-3                                    [LOGO]  WACHOVIA
Excess Spread                                             SECURITIES
Includes Swap and Cap Cash Flows

                                     1 ML = 1.10%            Forward
                                     6 ML = 1.19%            Indices

         Period      Date              Excess                Excess
          Total                        Spread                Spread

            0     16-Sep-03
            1     25-Oct-03             2.192%                2.192%
            2     25-Nov-03             2.516%                2.484%
            3     25-Dec-03             2.532%                2.492%
            4     25-Jan-04             4.135%                4.084%
            5     25-Feb-04             4.129%                4.014%
            6     25-Mar-04             4.209%                4.081%
            7     25-Apr-04             4.115%                3.956%
            8     25-May-04             4.150%                3.860%
            9     25-Jun-04             4.098%                3.776%
           10     25-Jul-04             4.132%                3.798%
           11     25-Aug-04             4.080%                3.572%
           12     25-Sep-04             4.070%                3.551%
           13     25-Oct-04             4.102%                3.592%
           14     25-Nov-04             4.049%                3.404%
           15     25-Dec-04             4.080%                3.457%
           16     25-Jan-05             4.027%                3.388%
           17     25-Feb-05             4.016%                3.290%
           18     25-Mar-05             4.128%                3.489%
           19     25-Apr-05             3.992%                3.304%
           20     25-May-05             4.021%                3.312%
           21     25-Jun-05             3.967%                3.266%
           22     25-Jul-05             3.995%                3.014%
           23     25-Aug-05             4.095%                2.256%
           24     25-Sep-05             4.103%                3.242%
           25     25-Oct-05             4.144%                3.340%
           26     25-Nov-05             4.083%                3.082%
           27     25-Dec-05             4.123%                3.197%
           28     25-Jan-06             4.069%                3.504%
           29     25-Feb-06             4.058%                3.422%
           30     25-Mar-06             4.198%                3.975%
           31     25-Apr-06             4.034%                3.632%
           32     25-May-06             4.073%                3.667%
           33     25-Jun-06             4.010%                3.560%
           34     25-Jul-06             4.048%                3.359%
           35     25-Aug-06             4.238%                2.102%
           36     25-Sep-06             4.231%                2.307%
           37     25-Oct-06             4.283%                2.456%
           38     25-Nov-06             4.251%                2.109%
           39     25-Dec-06             4.322%                2.280%
           40     25-Jan-07             4.266%                2.154%
           41     25-Feb-07             4.266%                1.978%
           42     25-Mar-07             4.441%                2.707%
           43     25-Apr-07             4.267%                2.093%
           44     25-May-07             4.325%                2.146%
           45     25-Jun-07             4.268%                1.919%
           46     25-Jul-07             4.326%                2.155%
           47     25-Aug-07             4.268%                1.814%
           48     25-Sep-07             4.269%                1.911%
           49     25-Oct-07             4.327%                2.099%
           50     25-Nov-07             4.269%                1.802%
           51     25-Dec-07             4.328%                1.989%
           52     25-Jan-08             4.270%                1.796%
           53     25-Feb-08             4.270%                1.683%
           54     25-Mar-08             4.387%                2.179%
           55     25-Apr-08             4.271%                1.728%
           56     25-May-08             4.330%                1.852%
           57     25-Jun-08             4.272%                1.613%
           58     25-Jul-08             4.330%                1.843%
           59     25-Aug-08             4.273%                1.530%
           60     25-Sep-08             4.273%                1.580%
           61     25-Oct-08             4.331%                1.788%
           62     25-Nov-08             4.274%                1.518%
           63     25-Dec-08             4.332%                1.724%
           64     25-Jan-09             4.274%                1.501%
           65     25-Feb-09             4.275%                1.426%
           66     25-Mar-09             4.450%                2.141%
           67     25-Apr-09             4.275%                1.442%
           68     25-May-09             4.334%                1.608%
           69     25-Jun-09             4.276%                1.361%
           70     25-Jul-09             4.335%                1.593%
           71     25-Aug-09             4.277%                1.296%
           72     25-Sep-09             4.277%                1.326%
           73     25-Oct-09             4.336%                1.543%
           74     25-Nov-09             4.278%                1.254%
           75     25-Dec-09             4.336%                1.473%
           76     25-Jan-10             4.279%                1.239%
           77     25-Feb-10             4.280%                1.187%
           78     25-Mar-10             4.458%                1.920%
           79     25-Apr-10             4.289%                1.205%
           80     25-May-10             4.351%                1.406%
           81     25-Jun-10             4.298%                1.162%
           82     25-Jul-10             4.360%                1.406%
           83     25-Aug-10             4.308%                1.125%
           84     25-Sep-10             4.313%                1.152%
           85     25-Oct-10             4.375%                1.384%
           86     25-Nov-10             4.323%                1.103%
           87     25-Dec-10             4.385%                1.342%
           88     25-Jan-11             4.334%                1.113%
           89     25-Feb-11             4.339%                1.106%
           90     25-Mar-11             4.514%                1.842%
           91     25-Apr-11             4.351%                1.115%
           92     25-May-11             4.413%                1.281%
           93     25-Jun-11             4.363%                1.038%
           94     25-Jul-11             4.425%                1.292%
           95     25-Aug-11             4.376%                1.030%
           96     25-Sep-11             4.382%                1.059%
           97     25-Oct-11             4.444%                1.298%
           98     25-Nov-11             4.396%                1.028%

Wachovia Securities is the trade name for the corporate and investment banking services of Wachovia Corporation and its subsidiaries, including Wachovia Capital Markets, LLC ("WCM"), member NYSE, NASD, SIPC. This report(s) is for your information only and is not an offer to sell, or a solicitation of an offer to buy, the securities or instruments named or described in the report. Interested parties are advised to contact the entity with which they deal, or the entity that provided this report to them, if they desire further information. The information in this report has been obtained or derived from sources believed by (Wachovia Capital Markets, LLC or WCM) to be reliable, but WCM does not represent that this information is accurate or complete. Any opinions or estimates contained in this report represent the judgment of WCM at this time, and are subject to change without notice. WCM or its affiliates may from time to time provide advice with respect to, acquire, hold, or sell a position on the securities mentioned herein.

NovaStar 2003-3
Excess Spread                                              [LOGO]  WACHOVIA
Includes Swap and Cap Cash Flows                                  SECURITIES

                                    1 ML = 1.10%             Forward
                                    6 ML = 1.19%             Indices

         Period     Date               Excess                Excess
          Total                        Spread                Spread

            0     16-Sep-03
            1     25-Oct-03             2.192%                2.192%
            2     25-Nov-03             2.516%                2.484%
            3     25-Dec-03             2.532%                2.492%
            4     25-Jan-04             4.135%                4.084%
            5     25-Feb-04             4.129%                4.014%
            6     25-Mar-04             4.209%                4.081%
            7     25-Apr-04             4.115%                3.956%
            8     25-May-04             4.150%                3.860%
            9     25-Jun-04             4.098%                3.776%
           10     25-Jul-04             4.132%                3.798%
           11     25-Aug-04             4.080%                3.572%
           12     25-Sep-04             4.070%                3.551%
           13     25-Oct-04             4.102%                3.592%
           14     25-Nov-04             4.049%                3.404%
           15     25-Dec-04             4.080%                3.457%
           16     25-Jan-05             4.027%                3.388%
           17     25-Feb-05             4.016%                3.290%
           18     25-Mar-05             4.128%                3.489%
           19     25-Apr-05             3.992%                3.304%
           20     25-May-05             4.021%                3.312%
           21     25-Jun-05             3.967%                3.266%
           22     25-Jul-05             3.995%                3.014%
           23     25-Aug-05             4.095%                2.256%
           24     25-Sep-05             4.103%                3.242%
           25     25-Oct-05             4.144%                3.340%
           26     25-Nov-05             4.083%                3.082%
           27     25-Dec-05             4.123%                3.197%
           28     25-Jan-06             4.069%                3.504%
           29     25-Feb-06             4.058%                3.422%
           30     25-Mar-06             4.198%                3.975%
           31     25-Apr-06             4.034%                3.632%
           32     25-May-06             4.073%                3.667%
           33     25-Jun-06             4.010%                3.560%
           34     25-Jul-06             4.048%                3.359%
           35     25-Aug-06             4.238%                2.102%
           36     25-Sep-06             4.231%                2.307%
           37     25-Oct-06             4.283%                2.456%
           38     25-Nov-06             4.251%                2.109%
           39     25-Dec-06             4.322%                2.280%
           40     25-Jan-07             4.266%                2.154%
           41     25-Feb-07             4.266%                1.978%
           42     25-Mar-07             4.441%                2.707%
           43     25-Apr-07             4.267%                2.093%
           44     25-May-07             4.325%                2.146%
           45     25-Jun-07             4.268%                1.919%
           46     25-Jul-07             4.326%                2.155%
           47     25-Aug-07             4.268%                1.814%
           48     25-Sep-07             4.269%                1.911%
           49     25-Oct-07             4.327%                2.099%
           50     25-Nov-07             4.269%                1.802%
           51     25-Dec-07             4.328%                1.989%
           52     25-Jan-08             4.270%                1.796%
           53     25-Feb-08             4.270%                1.683%
           54     25-Mar-08             4.387%                2.179%
           55     25-Apr-08             4.271%                1.728%
           56     25-May-08             4.330%                1.852%
           57     25-Jun-08             4.272%                1.613%
           58     25-Jul-08             4.330%                1.843%
           59     25-Aug-08             4.273%                1.530%
           60     25-Sep-08             4.273%                1.580%
           61     25-Oct-08             4.331%                1.788%
           62     25-Nov-08             4.274%                1.518%
           63     25-Dec-08             4.332%                1.724%
           64     25-Jan-09             4.274%                1.501%
           65     25-Feb-09             4.275%                1.426%
           66     25-Mar-09             4.450%                2.141%
           67     25-Apr-09             4.275%                1.442%
           68     25-May-09             4.334%                1.608%
           69     25-Jun-09             4.276%                1.361%
           70     25-Jul-09             4.335%                1.593%
           71     25-Aug-09             4.277%                1.296%
           72     25-Sep-09             4.277%                1.326%
           73     25-Oct-09             4.336%                1.543%
           74     25-Nov-09             4.278%                1.254%
           75     25-Dec-09             4.336%                1.473%
           76     25-Jan-10             4.279%                1.239%
           77     25-Feb-10             4.280%                1.187%
           78     25-Mar-10             4.458%                1.920%
           79     25-Apr-10             4.289%                1.205%
           80     25-May-10             4.351%                1.406%
           81     25-Jun-10             4.298%                1.162%
           82     25-Jul-10             4.360%                1.406%
           83     25-Aug-10             4.308%                1.125%
           84     25-Sep-10             4.313%                1.152%
           85     25-Oct-10             4.375%                1.384%
           86     25-Nov-10             4.323%                1.103%
           87     25-Dec-10             4.385%                1.342%
           88     25-Jan-11             4.334%                1.113%
           89     25-Feb-11             4.339%                1.106%
           90     25-Mar-11             4.514%                1.842%
           91     25-Apr-11             4.351%                1.115%
           92     25-May-11             4.413%                1.281%
           93     25-Jun-11             4.363%                1.038%
           94     25-Jul-11             4.425%                1.292%
           95     25-Aug-11             4.376%                1.030%
           96     25-Sep-11             4.382%                1.059%
           97     25-Oct-11             4.444%                1.298%
           98     25-Nov-11             4.396%                1.028%

Wachovia Securities is the trade name for the corporate and investment banking services of Wachovia Corporation and its subsidiaries, including Wachovia Capital Markets, LLC ("WCM"), member NYSE, NASD, SIPC. This report(s) is for your information only and is not an offer to sell, or a solicitation of an offer to buy, the securities or instruments named or described in the report. Interested parties are advised to contact the entity with which they deal, or the entity that provided this report to them, if they desire further information. The information in this report has been obtained or derived from sources believed by (Wachovia Capital Markets, LLC or WCM) to be reliable, but WCM does not represent that this information is accurate or complete. Any opinions or estimates contained in this report represent the judgment of WCM at this time, and are subject to change without notice. WCM or its affiliates may from time to time provide advice with respect to, acquire, hold, or sell a position on the securities mentioned herein.

                                                            [LOGO]   WACHOVIA
                                                                    SECURITIES


AGGREGATE
-----------------------------------------------------------------------------------------------------------------------------------
                                  Prepayment      Prepayment       Prepayment        Prepayment       Prepayment
Product Type                     Penalty Term    Penalty Term     Penalty Term      Penalty Term     Penalty Term         Group
Prepayment Term                   (No Prepay)      (12 Mos)         (24 Mos)          (36 Mos)         (60 Mos)           Total
-----------------------------------------------------------------------------------------------------------------------------------
10 Year Fixed-Rate Loan             200,201.06              0                0         65,197.93       328,768.61        594,167.60
-----------------------------------------------------------------------------------------------------------------------------------
15 Year Balloon                  12,470,696.01     137,955.36     7,123,937.77      5,280,984.43     7,995,233.77     33,008,807.34
-----------------------------------------------------------------------------------------------------------------------------------
15 Year Fixed-Rate Loan          10,402,856.60     105,755.31     2,296,204.04      4,516,118.17    12,301,337.23     29,622,271.35
-----------------------------------------------------------------------------------------------------------------------------------
20 Year Fixed-Rate Loan             811,799.46              0        42,229.30        911,583.89     3,319,231.48      5,084,844.13
-----------------------------------------------------------------------------------------------------------------------------------
25 Year Fixed-Rate Loan                      0              0                0                 0       221,331.69        221,331.69
-----------------------------------------------------------------------------------------------------------------------------------
2/28 Loan Six-Month LIBOR        89,528,184.72   1,332,088.72   187,545,775.07     35,380,407.46    39,635,466.05    353,421,922.02
-----------------------------------------------------------------------------------------------------------------------------------
30 Year Fixed-Rate Loan          47,754,986.88     668,236.69    15,721,354.36     41,239,895.38    66,482,388.54    171,866,861.85
-----------------------------------------------------------------------------------------------------------------------------------
3/27 Loan Six-Month LIBOR         4,596,569.44              0     2,775,114.03     19,442,072.43     1,162,860.59     27,976,616.49
-----------------------------------------------------------------------------------------------------------------------------------
Six-Month LIBOR                              0              0       626,691.96         49,938.53                0        676,630.49
-----------------------------------------------------------------------------------------------------------------------------------
Total:                          165,765,294.17   2,244,036.08   216,131,306.53    106,886,198.22   131,446,617.96    622,473,452.96
-----------------------------------------------------------------------------------------------------------------------------------


Group 1
-----------------------------------------------------------------------------------------------------------------------------------
                                  Prepayment      Prepayment       Prepayment        Prepayment       Prepayment
Product Type                     Penalty Term    Penalty Term     Penalty Term      Penalty Term     Penalty Term         Group
Prepayment Term                   (No Prepay)      (12 Mos)         (24 Mos)          (36 Mos)         (60 Mos)           Total
-----------------------------------------------------------------------------------------------------------------------------------
10 Year Fixed-Rate Loan             200,201.06              0                0         65,197.93       328,768.61        594,167.60
-----------------------------------------------------------------------------------------------------------------------------------
15 Year Balloon                   3,102,841.57              0     1,827,347.15      3,918,816.69     6,305,849.50     15,154,854.91
-----------------------------------------------------------------------------------------------------------------------------------
15 Year Fixed-Rate Loan           5,539,933.64     105,755.31     1,109,709.65      4,168,934.65    10,714,626.11     21,638,959.36
-----------------------------------------------------------------------------------------------------------------------------------
20 Year Fixed-Rate Loan             811,799.46              0        42,229.30        911,583.89     2,985,541.04      4,751,153.69
-----------------------------------------------------------------------------------------------------------------------------------
25 Year Fixed-Rate Loan                      0              0                0                 0       221,331.69        221,331.69
-----------------------------------------------------------------------------------------------------------------------------------
2/28 Loan Six-Month LIBOR        71,990,968.53   1,332,088.72   162,670,182.23     32,275,173.49    37,116,054.85    305,384,467.82
-----------------------------------------------------------------------------------------------------------------------------------
30 Year Fixed-Rate Loan          38,386,170.32     668,236.69    13,072,009.54     34,096,556.87    58,311,098.88    144,534,072.30
-----------------------------------------------------------------------------------------------------------------------------------
3/27 Loan Six-Month LIBOR         3,522,943.43              0     1,902,132.09     17,958,122.17     1,162,860.59     24,546,058.28
-----------------------------------------------------------------------------------------------------------------------------------
Six-Month LIBOR                              0              0       267,985.01         49,938.53                0        317,923.54
-----------------------------------------------------------------------------------------------------------------------------------
Total:                          123,554,858.01   2,106,080.72   180,891,594.97     93,444,324.22   117,146,131.27    517,142,989.19
-----------------------------------------------------------------------------------------------------------------------------------


Group 2
-----------------------------------------------------------------------------------------------------------------------------------
                                  Prepayment      Prepayment       Prepayment        Prepayment       Prepayment
Product Type                     Penalty Term    Penalty Term     Penalty Term      Penalty Term     Penalty Term         Group
Prepayment Term                   (No Prepay)      (12 Mos)         (24 Mos)          (36 Mos)         (60 Mos)           Total
-----------------------------------------------------------------------------------------------------------------------------------
15 Year Balloon                      92,012.19              0       465,398.96                 0       665,097.66      1,222,508.81
-----------------------------------------------------------------------------------------------------------------------------------
15 Year Fixed-Rate Loan             124,526.45              0       425,484.23                 0       982,486.32      1,532,497.00
-----------------------------------------------------------------------------------------------------------------------------------
20 Year Fixed-Rate Loan                      0              0                0                 0       333,690.44        333,690.44
-----------------------------------------------------------------------------------------------------------------------------------
2/28 Loan Six-Month LIBOR        15,673,674.69              0    21,813,345.90      3,105,233.97     2,519,411.20     43,111,665.76
-----------------------------------------------------------------------------------------------------------------------------------
30 Year Fixed-Rate Loan           8,440,408.93              0     2,279,769.22      6,644,313.93     7,670,407.61     25,034,899.69
-----------------------------------------------------------------------------------------------------------------------------------
3/27 Loan Six-Month LIBOR         1,073,626.01              0       399,562.17      1,138,702.61                0      2,611,890.79
-----------------------------------------------------------------------------------------------------------------------------------
Six-Month LIBOR                              0              0       358,706.95                 0                0        358,706.95
-----------------------------------------------------------------------------------------------------------------------------------
Total:                           25,404,248.27              0    25,742,267.43     10,888,250.51    12,171,093.23     74,205,859.44
-----------------------------------------------------------------------------------------------------------------------------------


Group 3
1. Product Type Prepayment Term
-----------------------------------------------------------------------------------------------------------------------------------
                                  Prepayment      Prepayment       Prepayment        Prepayment       Prepayment
Product Type                     Penalty Term    Penalty Term     Penalty Term      Penalty Term     Penalty Term         Group
Prepayment Term                   (No Prepay)      (12 Mos)         (24 Mos)          (36 Mos)         (60 Mos)           Total
-----------------------------------------------------------------------------------------------------------------------------------
15 Year Balloon                   9,275,842.25     137,955.36     4,831,191.66      1,362,167.74     1,024,286.61     16,631,443.62
-----------------------------------------------------------------------------------------------------------------------------------
15 Year Fixed-Rate Loan           4,738,396.51              0       761,010.16        347,183.52       604,224.80      6,450,814.99
-----------------------------------------------------------------------------------------------------------------------------------
2/28 Loan Six-Month LIBOR         1,863,541.50              0     3,062,246.94                 0                0      4,925,788.44
-----------------------------------------------------------------------------------------------------------------------------------
30 Year Fixed-Rate Loan             928,407.63              0       369,575.60        499,024.58       500,882.05      2,297,889.86
-----------------------------------------------------------------------------------------------------------------------------------
3/27 Loan Six-Month LIBOR                    0              0       473,419.77        345,247.65                0        818,667.42
-----------------------------------------------------------------------------------------------------------------------------------
Total:                           16,806,187.89     137,955.36     9,497,444.13      2,553,623.49     2,129,393.46     31,124,604.33
-----------------------------------------------------------------------------------------------------------------------------------

Wachovia Securities is the trade name for the corporate and investment banking services of Wachovia Corporation and its subsidiaries, including Wachovia Capital Markets, LLC ("WCM"), member NYSE, NASD, SIPC. This report(s) is for your information only and is not an offer to sell, or a solicitation of an offer to buy, the securities or instruments named or described in the report. Interested parties are advised to contact the entity with which they deal, or the entity that provided this report to them, if they desire further information. The information in this report has been obtained or derived from sources believed by (Wachovia Capital Markets, LLC or WCM) to be reliable, but WCM does not represent that this information is accurate or complete. Any opinions or estimates contained in this report represent the judgment of WCM at this time, and are subject to change without notice. WCM or its affiliates may from time to time provide advice with respect to, acquire, hold, or sell a position on the securities mentioned herein.

NovaStar 2003-3
Stress Analysis at Pricing Speed


with Forward Libor, Failing Triggers, to Maturity, 100% P&I Advanced, 6 month lag

--------------------------------------------------------------------------------------------------------------------------------
Scenario                        Class M-1                   Class M-1                   Class M-1                  Class M-1
--------------------------------------------------------------------------------------------------------------------------------
CPR  (PPC-Voluntary)                    100%                        100%                        100%                        100%
Severity, with 6 Mo. Lag                 25%                         50%                         75%                        100%
LIBOR                                Forward                     Forward                     Forward                     Forward
Servicer Advances                       100%                        100%                        100%                        100%
--------------------------------------------------------------------------------------------------------------------------------
CDR Break-Even                         23.69                        9.76                        6.12                        4.48
--------------------------------------------------------------------------------------------------------------------------------
WAL                                     7.45                       10.38                       11.47                       12.03
Mod Durn                                6.14                        7.84                        8.39                        8.66
Principal Writedown             81.18 (0.00%)               74.86 (0.00%)                0.00 (0.00%)                0.00 (0.00%)
Total Collat Loss     185,178,094.62 (12.35%)     202,012,826.56 (13.47%)     207,635,542.38 (13.84%)     210,093,528.98 (14.01%)
--------------------------------------------------------------------------------------------------------------------------------

with Forward Libor + 150 bps, Failing Triggers, to Maturity, 100% P&I Advanced, 6 month lag

--------------------------------------------------------------------------------------------------------------------------------
Scenario                        Class M-1                   Class M-1                   Class M-1                  Class M-1
--------------------------------------------------------------------------------------------------------------------------------
CPR  (PPC-Voluntary)                    100%                        100%                        100%                        100%
Severity, with 6 Mo. Lag                 25%                         50%                         75%                        100%
LIBOR                      Forward + 150 bps           Forward + 150 bps           Forward + 150 bps           Forward + 150 bps
Servicer Advances                       100%                        100%                        100%                        100%
--------------------------------------------------------------------------------------------------------------------------------
CDR Break-Even                         18.03                        7.47                        4.70                        3.45
--------------------------------------------------------------------------------------------------------------------------------
WAL                                     8.51                       11.14                       12.06                       12.52
Mod Durn                                6.38                        7.63                        8.01                        8.19
Principal Writedown             25.71 (0.00%)                0.00 (0.00%)                0.00 (0.00%)                0.00 (0.00%)
Total Collat Loss     156,487,947.18 (10.43%)     163,480,974.15 (10.90%)     165,706,520.84 (11.05%)     166,769,101.07 (11.12%)
--------------------------------------------------------------------------------------------------------------------------------

Wachovia Securities is the trade name for the corporate and investment banking services of Wachovia Corporation and its subsidiaries, including Wachovia Capital Markets, LLC ("WCM"), member NYSE, NASD, SIPC. This report(s) is for your information only and is not an offer to sell, or a solicitation of an offer to buy, the securities or instruments named or described in the report. Interested parties are advised to contact the entity with which they deal, or the entity that provided this report to them, if they desire further information. The information in this report has been obtained or derived from sources believed by (Wachovia Capital Markets, LLC or WCM) to be reliable, but WCM does not represent that this information is accurate or complete. Any opinions or estimates contained in this report represent the judgment of WCM at this time, and are subject to change without notice. WCM or its affiliates may from time to time provide advice with respect to, acquire, hold, or sell a position on the securities mentioned herein.

NovaStar 2003-2
Excess Interest Schedule

run at 100% PPC to maturity
failing triggers

             Period                           Forward Libor
                1                                  1.90%
                2                                  3.97%
                3                                  3.97%
                4                                  4.10%
                5                                  3.99%
                6                                  4.13%
                7                                  3.96%
                8                                  3.92%
                9                                  4.27%
               10                                  3.87%
               11                                  4.00%
               12                                  3.84%
               13                                  3.97%
               14                                  3.77%
               15                                  3.74%
               16                                  3.83%
               17                                  3.66%
               18                                  3.78%
               19                                  3.61%
               20                                  3.59%
               21                                  4.03%
               22                                  3.45%
               23                                  3.54%
               24                                  3.44%
               25                                  3.80%
               26                                  3.69%
               27                                  3.68%
               28                                  3.77%
               29                                  3.59%
               30                                  3.81%
               31                                  3.68%
               32                                  3.67%
               33                                  4.25%
               34                                  3.42%
               35                                  3.57%
               36                                  3.25%
               37                                  3.57%
               38                                  3.28%
               39                                  3.27%
               40                                  3.30%
               41                                  3.08%
               42                                  3.30%
               43                                  3.13%
               44                                  3.07%
               45                                  3.85%

               46                                  2.86%
               47                                  3.15%
               48                                  2.87%
               49                                  3.20%
               50                                  2.89%
               51                                  2.90%
               52                                  2.94%
               53                                  2.75%
               54                                  2.95%
               55                                  2.79%
               56                                  2.71%
               57                                  3.25%
               58                                  2.51%
               59                                  2.82%
               60                                  2.51%
               61                                  2.85%
               62                                  2.52%
               63                                  2.53%
               64                                  2.56%
               65                                  2.37%
               66                                  2.57%
               67                                  2.40%
               68                                  2.32%
               69                                  3.18%
               70                                  2.13%
               71                                  2.48%
               72                                  2.15%
               73                                  2.50%
               74                                  2.16%
               75                                  2.21%
               76                                  2.24%
               77                                  2.08%
               78                                  2.26%
               79                                  2.09%
               80                                  2.01%
               81                                  2.89%
               82                                  1.83%
               83                                  2.18%
               84                                  1.84%
               85                                  2.19%
               86                                  1.84%
               87                                  1.89%
               88                                  1.91%
               89                                  1.76%
               90                                  1.94%
               91                                  1.79%
               92                                  1.71%
               93                                  2.60%
               94                                  1.53%
               95                                  1.90%
               96                                  0.69%
               97                                  1.04%

               98                                  0.69%
               99                                  0.73%
               100                                 0.75%
               101                                 0.58%
               102                                 0.75%
               103                                 0.58%
               104                                 0.48%
               105                                 1.06%
               106                                 0.28%
               107                                 0.67%
               108                                 0.36%
               109                                 0.75%
               110                                 0.43%
               111                                 0.51%
               112                                 0.56%
               113                                 0.44%
               114                                 0.65%
               115                                 0.51%
               116                                 0.45%
               117                                 1.37%
               118                                 0.32%
               119                                 0.71%
               120                                 0.41%
               121                                 0.79%
               122                                 0.47%
               123                                 0.55%
               124                                 0.62%
               125                                 0.49%
               126                                 0.71%
               127                                 0.58%
               128                                 0.53%
               129                                 1.46%
               130                                 0.45%
               131                                 0.86%
               132                                 0.58%
               133                                 0.98%
               134                                 0.70%
               135                                 0.81%
               136                                 0.93%
               137                                 0.83%
               138                                 1.07%
               139                                 0.96%
               140                                 0.94%
               141                                 1.88%
               142                                 0.94%
               143                                 1.38%
               144                                 1.16%
               145                                 1.61%
               146                                 1.38%
               147                                 1.53%
               148                                 1.72%
               149                                 1.65%

               150                                 1.98%
               151                                 1.91%
               152                                 1.97%
               153                                 2.68%
               154                                 2.11%
               155                                 2.58%
               156                                 2.41%
               157                                 2.89%
               158                                 2.76%
               159                                 2.98%
               160                                 3.30%
               161                                 3.30%
               162                                 3.70%
               163                                 3.69%
               164                                 3.85%
               165                                 4.92%
               166                                 4.21%
               167                                 4.74%
               168                                 4.66%
               169                                 5.18%
               170                                 5.12%
               171                                 5.38%
               172                                 5.82%
               173                                 5.85%
               174                                 6.34%
               175                                 6.36%
               176                                 6.61%
               177                                 7.71%
               178                                 7.16%
               179                                 7.71%
               180                                 7.66%
               181                                 7.94%
               182                                 7.71%
               183                                 7.70%
               184                                 7.95%
               185                                 7.69%
               186                                 7.93%
               187                                 7.67%
               188                                 7.66%
               189                                 8.47%
               190                                 7.64%
               191                                 7.89%
               192                                 7.62%
               193                                 7.87%
               194                                 7.61%
               195                                 7.60%
               196                                 7.85%
               197                                 7.59%
               198                                 7.83%
               199                                 7.57%
               200                                 7.56%
               201                                 8.07%

               202                                 7.55%
               203                                 7.79%
               204                                 7.53%
               205                                 7.77%
               206                                 7.51%
               207                                 7.51%
               208                                 7.75%
               209                                 7.49%
               210                                 7.74%
               211                                 7.48%
               212                                 7.47%
               213                                 8.27%
               214                                 7.46%
               215                                 7.70%
               216                                 7.45%
               217                                 7.69%
               218                                 7.43%
               219                                 7.43%
               220                                 7.67%
               221                                 7.41%
               222                                 7.66%
               223                                 7.41%
               224                                 7.40%
               225                                 8.19%
               226                                 7.39%
               227                                 7.63%
               228                                 7.38%
               229                                 7.62%
               230                                 7.37%
               231                                 7.36%
               232                                 7.60%
               233                                 7.35%
               234                                 7.59%
               235                                 7.35%
               236                                 7.34%
               237                                 8.12%
               238                                 7.33%
               239                                 7.57%
               240                                 7.31%
               241                                 7.54%
               242                                 7.29%
               243                                 7.28%
               244                                 7.52%
               245                                 7.27%
               246                                 7.49%
               247                                 7.23%
               248                                 7.22%
               249                                 7.71%
               250                                 7.21%
               251                                 7.44%
               252                                 7.18%
               253                                 7.40%

               254                                 7.15%
               255                                 7.15%
               256                                 7.38%
               257                                 7.13%
               258                                 7.35%
               259                                 7.10%
               260                                 7.09%
               261                                 7.84%
               262                                 7.08%
               263                                 7.31%
               264                                 7.05%
               265                                 7.27%
               266                                 7.03%
               267                                 7.02%
               268                                 7.25%
               269                                 7.01%
               270                                 7.23%
               271                                 6.98%
               272                                 6.97%
               273                                 7.71%
               274                                 6.96%
               275                                 7.18%
               276                                 6.93%
               277                                 7.15%
               278                                 6.91%
               279                                 6.90%
               280                                 7.13%
               281                                 6.89%
               282                                 7.11%
               283                                 6.87%
               284                                 6.85%
               285                                 7.58%
               286                                 6.84%
               287                                 7.07%
               288                                 6.82%
               289                                 7.04%
               290                                 6.80%
               291                                 6.80%
               292                                 7.02%
               293                                 6.79%
               294                                 7.00%
               295                                 6.76%
               296                                 6.75%
               297                                 7.21%
               298                                 6.74%
               299                                 6.96%
               300                                 6.73%
               301                                 6.94%
               302                                 6.71%
               303                                 6.70%
               304                                 6.92%
               305                                 6.69%

               306                                 6.90%
               307                                 6.67%
               308                                 6.66%
               309                                 7.37%
               310                                 6.65%
               311                                 6.87%
               312                                 6.64%
               313                                 6.85%
               314                                 6.62%
               315                                 6.62%
               316                                 6.83%
               317                                 6.61%
               318                                 6.82%
               319                                -0.01%
               320                                 6.58%
               321                                 7.28%
               322                                 6.57%
               323                                 6.79%
               324                                 6.56%
               325                                 6.77%
               326                                 6.55%
               327                                 6.54%
               328                                 6.76%
               329                                 6.54%
               330                                 6.75%
               331                                 6.52%
               332                                 6.51%
               333                                 7.21%
               334                                 6.51%
               335                                 6.72%
               336                                 6.50%
               337                                 6.71%
               338                                 6.48%
               339                                 6.48%
               340                                 6.69%
               341                                 6.47%
               342                                 6.68%
               343                                 6.46%
               344                                 6.46%
               345                                 6.90%
               346                                 6.45%
               347                                 6.66%
               348                                 6.44%
               349                                 6.65%
               350                                 6.43%
               351                                 6.43%
               352                                 6.64%
               353                                 6.42%
               354                                 6.63%
               355                                 6.42%
               356                                 6.41%
               357                                 7.10%

               358                                 6.41%
               359                                 6.62%
               360                                 6.42%
               361                                 6.60%

Wachovia Securities is the trade name for the corporate and investment banking services of Wachovia Corporation and its subsidiaries, including Wachovia Securities, Inc. ("WSI"), memberNYSE, NASD, SIPC. This report(s) is for your information only and is not an offer to sell, or a solicitation of an offer to buy, the securities or instruments named or described in the report. Interested parties are advised to contact the entity with which they deal, or the entity that provided this report to them, information. The information in this report has been obtained or derived from sources believed by (Wachovia Securities, Inc. or WSI) to be reliable, but WSI does not represent that this information is accurate or complete. Any opinions or estimates contained in this report represent the judgment of WSI at this time, and are subject to change without notice. WSI or its affiliates may from time to time provide advice with respect to, acquire, hold, or sell a position on the securities mentioned herein.

From:                 Lopansri, Paul
Sent:                 Tuesday, September 02, 2003 3:19 PM
To:                   Walker, Sean
Subject:              Requested info
Count CLTV >= 80 with MI: 1,211
Balance CLTV >= 80 with MI: $190,192,443.94
% CLTV >= 80 with MI: 30.554


Paul Lopansri
Wachovia Treasury - STAR - MIS
One Wachovia - 18th Floor
301 South College Street
Charlotte, NC  28288-0572
paul.lopansri@wachovia.com
--------------------------
telephone #s 704    voice 374-3490  fax 383-3878